Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Chief Marketing Officer	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE THIRD QUARTER OF 2023

TUPELO, MISSISSIPPI (October 24, 2023) - Renasant Corporation (NYSE: RNST) (the “Company”) today announced earnings results for the third quarter of 2023.

(Dollars in thousands, except earnings per share)	Three Months Ended			Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Net income and earnings per share:
Net income	$41,833	$28,643	$46,567	$116,554	$119,792
After-tax loss on sale of securities	—	(18,085)	—	(17,859)	—
Basic EPS	0.75	0.51	0.83	2.08	2.14
Diluted EPS	0.74	0.51	0.83	2.07	2.13
Impact to diluted EPS from loss on sale of securities	—	0.32	—	0.31	—
Adjusted diluted EPS (Non-GAAP)(1)	0.74	0.83	0.79	2.38	2.11

“We are pleased with our third quarter results of solid loan growth, good asset quality, an increase in core deposits and expense control,” remarked C. Mitchell Waycaster, Chief Executive Officer of the Company. “The Company’s focus remains on maintaining a strong balance sheet, and we believe we are well-positioned to take advantage of opportunities that may arise."

Quarterly Highlights

Earnings
•Net income for the third quarter of 2023 was $41.8 million with diluted EPS of $0.74
•Net interest income (fully tax equivalent) for the third quarter of 2023 was $130.1 million, down $3.0 million on a linked quarter basis
•For the third quarter of 2023, net interest margin was 3.36%, down 9 basis points on a linked quarter basis
•Cost of total deposits was 198 basis points for the third quarter of 2023, up 48 basis points on a linked quarter basis
•Noninterest income increased $21.0 million on a linked quarter basis. The Company recognized pre-tax losses of $22.4 million on securities sales in the second quarter of 2023 and used the sale proceeds to pay down FHLB borrowings. The Company’s wealth management and insurance lines of business continued to produce solid results during the third quarter of 2023

•The mortgage division generated $0.5 billion in interest rate lock volume in the third quarter of 2023. Gain on sale margin was 1.55% for the third quarter of 2023, down 11 basis points on a linked quarter basis
•Noninterest expense decreased $1.5 million on a linked quarter basis. Lower salaries and benefits and professional fees contributed to the decrease

Balance Sheet
•Loans increased $237.5 million on a linked quarter basis, which represents 7.9% annualized net loan growth
•The securities portfolio decreased $69.3 million on a linked quarter basis, due to net cash outflows during the quarter of $52.1 million and a negative fair market value adjustment in our available-for-sale portfolio of $17.2 million
•Deposits at September 30, 2023 increased $61.7 million on a linked quarter basis. Brokered deposits decreased $323 million on a linked quarter basis to $757 million at September 30, 2023. Noninterest bearing deposits decreased $144.8 million on a linked quarter basis and represented 26.4% of total deposits at September 30, 2023

Capital and Liquidity
•Book value per share and tangible book value per share (non-GAAP)(1) increased 1.1% and 2.2%, respectively, on a linked quarter basis
•The Company has a $100 million stock repurchase program that is in effect through October 2024; there was no buyback activity during the third quarter of 2023

Credit Quality
•The Company recorded a provision for credit losses on loans of $5.3 million and a recovery of credit losses on unfunded commitments (included in noninterest expense) of $0.7 million for the third quarter of 2023
•The ratio of allowance for credit losses on loans to total loans was stable at 1.63% at September 30, 2023
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 282.24% at September 30, 2023, compared to 211.85% at June 30, 2023
•Net loan charge-offs for the third quarter of 2023 were $1.9 million, or 0.06% of average loans on an annualized basis
•Nonperforming loans to total loans decreased to 0.58% at September 30, 2023 compared to 0.77% at June 30, 2023 and criticized loans (which include classified and special mention loans) to total loans decreased to 2.27% at September 30, 2023, compared to 2.32% at June 30, 2023

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Interest income
Loans held for investment	$181,129	$173,198	$161,787	$145,360	$123,100	$516,114	$325,338
Loans held for sale	3,751	2,990	1,737	1,688	2,075	8,478	7,524
Securities	10,669	14,000	15,091	15,241	14,500	39,760	37,806
Other	10,128	6,978	5,430	2,777	3,458	22,536	6,076
Total interest income	205,677	197,166	184,045	165,066	143,133	586,888	376,744
Interest expense
Deposits	70,906	51,391	32,866	17,312	7,241	155,163	17,896
Borrowings	7,388	15,559	15,404	9,918	5,574	38,351	15,386
Total interest expense	78,294	66,950	48,270	27,230	12,815	193,514	33,282
Net interest income	127,383	130,216	135,775	137,836	130,318	393,374	343,462
Provision for credit losses	5,315	3,000	7,960	10,488	9,800	16,275	13,300
Net interest income after provision for credit losses	122,068	127,216	127,815	127,348	120,518	377,099	330,162
Noninterest income	38,200	17,226	37,293	33,395	41,186	92,719	115,858
Noninterest expense	107,669	109,165	107,708	101,582	101,574	324,542	293,873
Income before income taxes	52,599	35,277	57,400	59,161	60,130	145,276	152,147
Income taxes	10,766	6,634	11,322	12,885	13,563	28,722	32,355
Net income	$41,833	$28,643	$46,078	$46,276	$46,567	$116,554	$119,792

Adjusted net income (non-GAAP)(1)	$41,833	$46,728	$46,078	$50,324	$44,233	$134,413	$118,562
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$57,214	$59,715	$63,860	$72,187	$66,970	$180,789	$163,806

Basic earnings per share	$0.75	$0.51	$0.82	$0.83	$0.83	$2.08	$2.14
Diluted earnings per share	0.74	0.51	0.82	0.82	0.83	2.07	2.13
Adjusted diluted earnings per share (non-GAAP)(1)	0.74	0.83	0.82	0.89	0.79	2.38	2.11
Average basic shares outstanding	56,138,618	56,107,881	56,008,741	55,953,104	55,947,214	56,085,556	55,888,226
Average diluted shares outstanding	56,523,887	56,395,653	56,270,219	56,335,446	56,248,720	56,393,957	56,169,886
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.66	$0.66
(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Return on average assets	0.96%	0.66%	1.09%	1.11%	1.11%	0.90%	0.96%
Adjusted return on average assets (non-GAAP)(1)	0.96	1.08	1.09	1.20	1.05	1.04	0.95
Return on average tangible assets (non-GAAP)(1)	1.05	0.73	1.19	1.20	1.20	0.99	1.05
Adjusted return on average tangible assets (non-GAAP)(1)	1.05	1.18	1.19	1.30	1.14	1.13	1.04
Return on average equity	7.44	5.18	8.55	8.58	8.50	7.04	7.28
Adjusted return on average equity (non-GAAP)(1)	7.44	8.45	8.55	9.33	8.07	8.12	7.21
Return on average tangible equity (non-GAAP)(1)	13.95	9.91	16.29	15.98	15.64	13.35	13.32
Adjusted return on average tangible equity (non-GAAP)(1)	13.95	15.94	16.29	17.35	14.87	15.35	13.19
Efficiency ratio (fully taxable equivalent)	63.96	72.63	61.26	58.39	58.50	65.64	63.20
Adjusted efficiency ratio (non-GAAP)(1)	63.60	62.98	61.30	56.25	58.78	62.61	62.47
Dividend payout ratio	29.33	43.14	26.83	26.51	26.51	31.73	30.84

Capital and Balance Sheet Ratios

	As of
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
Shares outstanding	56,140,713	56,132,478	56,073,658	55,953,104	55,953,104
Market value per share	$26.19	$26.13	$30.58	$37.59	$31.28
Book value per share	39.78	39.35	39.01	38.18	37.39
Tangible book value per share (non-GAAP)(1)	21.76	21.30	20.92	20.02	20.12
Shareholders’ equity to assets	13.00%	12.82%	12.52%	12.57%	12.70%
Tangible common equity ratio (non-GAAP)(1)	7.55	7.37	7.13	7.01	7.26
Leverage ratio	9.48	9.22	9.18	9.36	9.39
Common equity tier 1 capital ratio	10.46	10.30	10.19	10.21	10.64
Tier 1 risk-based capital ratio	11.25	11.09	10.98	11.01	11.47
Total risk-based capital ratio	14.91	14.76	14.68	14.63	15.15

(1) This is a non-GAAP financial measure. A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Noninterest income
Service charges on deposit accounts	$9,743	$9,733	$9,120	$10,445	$10,216	$28,596	$29,512
Fees and commissions	4,108	4,987	4,676	4,470	4,148	13,771	12,798
Insurance commissions	3,264	2,809	2,446	2,501	3,108	8,519	8,253
Wealth management revenue	5,986	5,338	5,140	5,237	5,467	16,464	17,102
Mortgage banking income	7,533	9,771	8,517	5,170	12,675	25,821	30,624
Net losses on sales of securities	—	(22,438)	—	—	—	(22,438)	—
BOLI income	2,469	2,402	3,003	2,487	2,296	7,874	6,780
Other	5,097	4,624	4,391	3,085	3,276	14,112	10,789
Total noninterest income	$38,200	$17,226	$37,293	$33,395	$41,186	$92,719	$115,858
Noninterest expense
Salaries and employee benefits	$69,458	$70,637	$69,832	$67,372	$66,463	$209,927	$194,282
Data processing	3,907	3,684	3,633	3,521	3,526	11,224	11,379
Net occupancy and equipment	11,548	11,865	11,405	11,122	11,266	34,818	33,697
Other real estate owned	(120)	51	30	(59)	34	(39)	(394)
Professional fees	3,338	4,012	3,467	2,856	3,087	10,817	9,016
Advertising and public relations	3,474	3,482	4,686	3,631	3,229	11,642	10,694
Intangible amortization	1,311	1,369	1,426	1,195	1,251	4,106	3,927
Communications	2,006	2,226	1,980	2,028	1,999	6,212	5,930
Merger and conversion related expenses	—	—	—	1,100	—	—	687
Restructuring charges	—	—	—	—	—	—	732
Other	12,747	11,839	11,249	8,816	10,719	35,835	23,923
Total noninterest expense	$107,669	$109,165	$107,708	$101,582	$101,574	$324,542	$293,873

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Gain on sales of loans, net	$3,297	$4,646	$4,770	$1,003	$5,263	$12,713	$14,800
Fees, net	2,376	2,859	1,806	1,849	2,405	7,041	8,522
Mortgage servicing income, net	1,860	2,266	1,941	2,318	5,007	6,067	7,302
Total mortgage banking income	$7,533	$9,771	$8,517	$5,170	$12,675	$25,821	$30,624

Balance Sheet

(Dollars in thousands)	As of
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
Assets
Cash and cash equivalents	$741,156	$946,899	$847,697	$575,992	$479,500
Securities held to maturity, at amortized cost	1,245,595	1,273,044	1,300,240	1,324,040	1,353,502
Securities available for sale, at fair value	909,108	950,930	1,507,907	1,533,942	1,569,242
Loans held for sale, at fair value	241,613	249,615	159,318	110,105	144,642
Loans held for investment	12,168,023	11,930,516	11,766,425	11,578,304	11,105,004
Allowance for credit losses on loans	(197,773)	(194,391)	(195,292)	(192,090)	(174,356)
Loans, net	11,970,250	11,736,125	11,571,133	11,386,214	10,930,648
Premises and equipment, net	284,368	285,952	287,006	283,595	284,062
Other real estate owned	9,258	5,120	4,818	1,763	2,412
Goodwill and other intangibles	1,011,735	1,013,046	1,014,415	1,015,884	966,461
Bank-owned life insurance	379,945	377,649	375,572	373,808	371,650
Mortgage servicing rights	90,241	87,432	85,039	84,448	81,980
Other assets	298,352	298,530	320,938	298,385	287,000
Total assets	$17,181,621	$17,224,342	$17,474,083	$16,988,176	$16,471,099

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$3,734,197	$3,878,953	$4,244,877	$4,558,756	$4,827,220
Interest-bearing	10,422,913	10,216,408	9,667,142	8,928,210	8,604,904
Total deposits	14,157,110	14,095,361	13,912,019	13,486,966	13,432,124
Short-term borrowings	107,662	257,305	732,057	712,232	312,818
Long-term debt	427,399	429,630	431,111	428,133	426,821
Other liabilities	256,127	233,418	211,596	224,829	207,055
Total liabilities	14,948,298	15,015,714	15,286,783	14,852,160	14,378,818

Shareholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	296,483	296,483	296,483	296,483	296,483
Treasury stock	(105,300)	(105,589)	(107,559)	(111,577)	(111,577)
Additional paid-in capital	1,304,891	1,301,883	1,299,458	1,302,422	1,299,476
Retained earnings	936,573	907,312	891,242	857,725	823,951
Accumulated other comprehensive loss	(199,324)	(191,461)	(192,324)	(209,037)	(216,052)
Total shareholders’ equity	2,233,323	2,208,628	2,187,300	2,136,016	2,092,281
Total liabilities and shareholders’ equity	$17,181,621	$17,224,342	$17,474,083	$16,988,176	$16,471,099

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	September 30, 2023			June 30, 2023			September 30, 2022
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$12,030,109	$183,521	6.06%	$11,877,592	$175,549	5.93%	$10,829,137	$124,614	4.57%
Loans held for sale	227,982	3,751	6.58%	192,539	2,990	6.21%	143,837	2,075	5.77%
Taxable securities	2,053,113	9,218	1.80%	2,435,442	12,089	1.99%	2,773,924	12,439	1.79%
Tax-exempt securities(1)	329,760	1,807	2.19%	413,680	2,429	2.35%	449,927	2,664	2.37%
Total securities	2,382,873	11,025	1.85%	2,849,122	14,518	2.04%	3,223,851	15,103	1.87%
Interest-bearing balances with banks	729,049	10,128	5.51%	524,307	6,978	5.34%	663,218	3,458	2.07%
Total interest-earning assets	15,370,013	208,425	5.39%	15,443,560	200,035	5.19%	14,860,043	145,250	3.89%
Cash and due from banks	180,708			189,668			191,358
Intangible assets	1,012,460			1,013,811			967,154
Other assets	672,232			690,885			626,926
Total assets	$17,235,413			$17,337,924			$16,645,481
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,520,145	$41,464	2.52%	$6,114,067	$29,185	1.91%	$6,462,940	$6,061	0.37%
Savings deposits	942,619	793	0.33%	1,004,096	813	0.32%	1,134,665	155	0.05%
Brokered deposits	947,970	12,490	5.23%	810,087	10,090	5.00%	—	—	—%
Time deposits	2,001,923	16,159	3.20%	1,735,093	11,303	2.61%	1,240,439	1,025	0.33%
Total interest-bearing deposits	10,412,657	70,906	2.70%	9,663,343	51,391	2.13%	8,838,044	7,241	0.33%
Borrowed funds	545,105	7,388	5.40%	1,204,968	15,559	5.18%	572,376	5,574	3.88%
Total interest-bearing liabilities	10,957,762	78,294	2.84%	10,868,311	66,950	2.47%	9,410,420	12,815	0.54%
Noninterest-bearing deposits	3,800,160			4,039,087			4,867,314
Other liabilities	245,886			212,818			194,339
Shareholders’ equity	2,231,605			2,217,708			2,173,408
Total liabilities and shareholders’ equity	$17,235,413			$17,337,924			$16,645,481
Net interest income/ net interest margin		$130,131	3.36%		$133,085	3.45%		$132,435	3.54%
Cost of funding			2.11%			1.80%			0.36%
Cost of total deposits			1.98%			1.50%			0.21%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Nine Months Ended
	September 30, 2023			September 30, 2022
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Loans held for investment	$11,866,662	$523,040	5.89%	$10,474,305	$329,227	4.20%
Loans held for sale	175,100	8,478	6.46%	233,266	7,524	4.30%
Taxable securities(1)	2,356,962	34,361	1.94%	2,653,735	31,576	1.59%
Tax-exempt securities	395,394	6,844	2.31%	446,762	8,018	2.39%
Total securities	2,752,356	41,205	2.00%	3,100,497	39,594	1.70%
Interest-bearing balances with banks	573,498	22,536	5.25%	1,041,145	6,076	0.78%
Total interest-earning assets	15,367,616	595,259	5.18%	14,849,213	382,421	3.44%
Cash and due from banks	189,324			201,436
Intangible assets	1,012,613			967,023
Other assets	674,476			640,403
Total assets	$17,244,029			$16,658,075
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,235,322	$90,947	1.95%	$6,556,454	$13,306	0.27%
Savings deposits	999,436	2,432	0.33%	1,123,433	441	0.05%
Brokered deposits	720,022	26,898	4.99%	—	—	—%
Time deposits	1,768,827	34,886	2.64%	1,305,800	4,149	0.42%
Total interest-bearing deposits	9,723,607	155,163	2.13%	8,985,687	17,896	0.27%
Borrowed funds	1,007,844	38,351	5.08%	534,296	15,386	3.84%
Total interest-bearing liabilities	10,731,451	193,514	2.41%	9,519,983	33,282	0.47%
Noninterest-bearing deposits	4,073,265			4,745,409
Other liabilities	227,114			192,744
Shareholders’ equity	2,212,199			2,199,939
Total liabilities and shareholders’ equity	$17,244,029			$16,658,075
Net interest income/ net interest margin		$401,745	3.49%		$349,139	3.14%
Cost of funding			1.75%			0.31%
Cost of total deposits			1.50%			0.17%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Supplemental Margin Information

(Dollars in thousands)	Three Months Ended			Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Earning asset mix:
Loans held for investment	78.27%	76.91%	72.87%	77.22%	70.54%
Loans held for sale	1.48	1.25	0.97	1.14	1.57
Securities	15.50	18.45	21.69	17.91	20.88
Interest-bearing balances with banks	4.75	3.39	4.47	3.73	7.01
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Funding sources mix:
Noninterest-bearing demand	25.75%	27.09%	34.09%	27.51%	33.27%
Interest-bearing demand	44.18	41.01	45.27	42.12	45.96
Savings	6.39	6.74	7.95	6.75	7.88
Brokered deposits	6.42	5.43	—	4.86	—
Time deposits	13.57	11.64	8.69	11.95	9.15
Borrowed funds	3.69	8.09	4.00	6.81	3.74
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Net interest income collected on problem loans	$(820)	$364	$78	$(64)	$2,788
Total accretion on purchased loans	1,290	874	1,317	3,049	4,573
Total impact on net interest income	$470	$1,238	$1,395	$2,985	$7,361
Impact on net interest margin	0.01%	0.03%	0.04%	0.03%	0.07%
Impact on loan yield	0.02%	0.04%	0.05%	0.03%	0.09%

Loan Portfolio

(Dollars in thousands)	As of
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
Loan Portfolio:
Commercial, financial, agricultural	$1,819,891	$1,729,070	$1,740,778	$1,673,883	$1,513,091
Lease financing	120,724	122,370	121,146	115,013	103,357
Real estate - construction	1,407,364	1,369,019	1,424,352	1,330,337	1,215,056
Real estate - 1-4 family mortgages	3,398,876	3,348,654	3,278,980	3,216,263	3,127,889
Real estate - commercial mortgages	5,313,166	5,252,479	5,085,813	5,118,063	5,016,665
Installment loans to individuals	108,002	108,924	115,356	124,745	128,946
Total loans	$12,168,023	$11,930,516	$11,766,425	$11,578,304	$11,105,004

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022
Nonperforming Assets:
Nonaccruing loans	$69,541	$55,439	$56,626	$56,545	$54,278
Loans 90 days or more past due	532	36,321	18,664	331	1,587
Total nonperforming loans	70,073	91,760	75,290	56,876	55,865
Other real estate owned	9,258	5,120	4,818	1,763	2,412
Total nonperforming assets	$79,331	$96,880	$80,108	$58,639	$58,277

Criticized Loans
Classified loans	$186,052	$219,674	$222,701	$200,249	$193,844
Special Mention loans	89,858	56,616	64,832	86,172	69,883
Criticized loans(1)	$275,910	$276,290	$287,533	$286,421	$263,727

Allowance for credit losses on loans	$197,773	$194,391	$195,292	$192,090	$174,356
Net loan charge-offs	$1,933	$3,901	$4,732	$2,566	$1,575
Annualized net loan charge-offs / average loans	0.06%	0.13%	0.16%	0.09%	0.06%
Nonperforming loans / total loans	0.58	0.77	0.64	0.49	0.50
Nonperforming assets / total assets	0.46	0.56	0.46	0.35	0.35
Allowance for credit losses on loans / total loans	1.63	1.63	1.66	1.66	1.57
Allowance for credit losses on loans / nonperforming loans	282.24	211.85	259.39	337.73	312.10
Criticized loans / total loans	2.27	2.32	2.44	2.47	2.37
(1) Criticized loans include loans in risk rating classifications of classified and special mention.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, October 25, 2023.

The webcast is accessible through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=27s2FjbF. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2023 Third Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com after the call and will remain accessible for one year. A replay can be accessed via telephone by dialing 1-877-344-7529 in the United States and entering conference number 9960742 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until November 8, 2023.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 119-year-old financial services institution. Renasant has assets of approximately $17.2 billion and operates 194 banking, lending, mortgage, wealth management and insurance offices throughout the Southeast as well as offering factoring and asset-based lending on a nationwide basis.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of deposit and credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics (including the re-emergence of the

COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, including, without limitation, (i) adjusted loan yield, (ii) adjusted net interest income and margin, (iii) pre-provision net revenue (including on an as-adjusted basis), (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) the tangible common equity ratio, (viii) certain performance ratios (namely, the ratio of pre-provision net revenue to average assets, the adjusted return on average assets and on average equity, and the return on average tangible assets and on average tangible common equity (including each of the foregoing on an as-adjusted basis)), and (ix) the adjusted efficiency ratio.

These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets and/or certain charges (such as the recovery of the provision for unfunded commitments), with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible and charges such as the provision for unfunded commitments (or the recovery thereof) can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$41,833	$28,643	$46,078	$46,276	$46,567	$116,554	$119,792
Income taxes	10,766	6,634	11,322	12,885	13,563	28,722	32,355
Provision for credit losses (including unfunded commitments)	4,615	2,000	6,460	10,671	9,800	13,075	13,200
Pre-provision net revenue (non-GAAP)	$57,214	$37,277	$63,860	$69,832	$69,930	$158,351	$165,347
Merger and conversion expense	—	—	—	1,100	—	—	687
Gain on sale of MSR	—	—	—	—	(2,960)	—	(2,960)
Restructuring charges	—	—	—	—	—	—	732
Voluntary reimbursement of certain re-presentment NSF fees	—	—	—	1,255	—	—	—
Losses on security sales	—	22,438	—	—	—	22,438	—
Adjusted pre-provision net revenue (non-GAAP)	$57,214	$59,715	$63,860	$72,187	$66,970	$180,789	$163,806

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$41,833	$28,643	$46,078	$46,276	$46,567	$116,554	$119,792
Amortization of intangibles	1,311	1,369	1,426	1,195	1,251	4,106	3,927
Tax effect of adjustments noted above(1)	(269)	(266)	(299)	(260)	(265)	(838)	(859)
Tangible net income (non-GAAP)	$42,875	$29,746	$47,205	$47,211	$47,553	$119,822	$122,860

Net income (GAAP)	$41,833	$28,643	$46,078	$46,276	$46,567	$116,554	$119,792
Merger and conversion expense	—	—	—	1,100	—	—	687
Gain on sale of MSR	—	—	—	—	(2,960)	—	(2,960)
Restructuring charges	—	—	—	—	—	—	732
Initial provision for acquisitions	—	—	—	2,820	—	—	—
Voluntary reimbursement of certain re-presentment NSF fees	—	—	—	1,255	—	—	—
Losses on security sales	—	22,438	—	—	—	22,438	—
Tax effect of adjustments noted above(1)	—	(4,353)	—	(1,127)	626	(4,579)	311
Adjusted net income (non-GAAP)	$41,833	$46,728	$46,078	$50,324	$44,233	$134,413	$118,562
Amortization of intangibles	1,311	1,369	1,426	1,195	1,251	4,106	3,927
Tax effect of adjustments noted above(1)	(269)	(266)	(299)	(260)	(265)	(838)	(859)
Adjusted tangible net income (non-GAAP)	$42,875	$47,831	$47,205	$51,259	$45,219	$137,681	$121,630
Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$2,231,605	$2,217,708	$2,186,794	$2,139,095	$2,173,408	$2,212,199	$2,199,939
Average intangible assets	1,012,460	1,013,811	1,011,557	967,005	967,154	1,012,613	967,023
Average tangible shareholders’ equity (non-GAAP)	$1,219,145	$1,203,897	$1,175,237	$1,172,090	$1,206,254	$1,199,586	$1,232,916

Average assets (GAAP)	$17,235,413	$17,337,924	$17,157,898	$16,577,840	$16,645,481	$17,244,029	$16,658,075
Average intangible assets	1,012,460	1,013,811	1,011,557	967,005	967,154	1,012,613	967,023
Average tangible assets (non-GAAP)	$16,222,953	$16,324,113	$16,146,341	$15,610,835	$15,678,327	$16,231,416	$15,691,052

Shareholders’ equity (GAAP)	$2,233,323	$2,208,628	$2,187,300	$2,136,016	$2,092,281	$2,233,323	$2,092,281
Intangible assets	1,011,735	1,013,046	1,014,415	1,015,884	966,461	1,011,735	966,461
Tangible shareholders’ equity (non-GAAP)	$1,221,588	$1,195,582	$1,172,885	$1,120,132	$1,125,820	$1,221,588	$1,125,820

Total assets (GAAP)	$17,181,621	$17,224,342	$17,474,083	$16,988,176	$16,471,099	$17,181,621	$16,471,099
Intangible assets	1,011,735	1,013,046	1,014,415	1,015,884	966,461	1,011,735	966,461
Total tangible assets (non-GAAP)	$16,169,886	$16,211,296	$16,459,668	$15,972,292	$15,504,638	$16,169,886	$15,504,638

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022
Adjusted Performance Ratios
Return on average assets (GAAP)	0.96%	0.66%	1.09%	1.11%	1.11%	0.90%	0.96%
Adjusted return on average assets (non-GAAP)	0.96	1.08	1.09	1.20	1.05	1.04	0.95
Return on average tangible assets (non-GAAP)	1.05	0.73	1.19	1.20	1.20	0.99	1.05
Pre-provision net revenue to average assets (non-GAAP)	1.32	0.86	1.51	1.67	1.67	1.23	1.33
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.32	1.38	1.51	1.73	1.60	1.40	1.31
Adjusted return on average tangible assets (non-GAAP)	1.05	1.18	1.19	1.30	1.14	1.13	1.04
Return on average equity (GAAP)	7.44	5.18	8.55	8.58	8.50	7.04	7.28
Adjusted return on average equity (non-GAAP)	7.44	8.45	8.55	9.33	8.07	8.12	7.21
Return on average tangible equity (non-GAAP)	13.95	9.91	16.29	15.98	15.64	13.35	13.32
Adjusted return on average tangible equity (non-GAAP)	13.95	15.94	16.29	17.35	14.87	15.35	13.19

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	56,523,887	56,395,653	56,270,219	56,335,446	56,248,720	56,393,957	56,169,886

Diluted earnings per share (GAAP)	$0.74	$0.51	$0.82	$0.82	$0.83	$2.07	$2.13
Adjusted diluted earnings per share (non-GAAP)	$0.74	$0.83	$0.82	$0.89	$0.79	$2.38	$2.11

Tangible Book Value Per Share
Shares outstanding	56,140,713	56,132,478	56,073,658	55,953,104	55,953,104	56,140,713	55,953,104

Book value per share (GAAP)	$39.78	$39.35	$39.01	$38.18	$37.39	$39.78	$37.39
Tangible book value per share (non-GAAP)	$21.76	$21.30	$20.92	$20.02	$20.12	$21.76	$20.12

Tangible Common Equity Ratio
Shareholders’ equity to assets (GAAP)	13.00%	12.82%	12.52%	12.57%	12.70%	13.00%	12.70%
Tangible common equity ratio (non-GAAP)	7.55%	7.37%	7.13%	7.01%	7.26%	7.55%	7.26%
Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	$130,131	$133,085	$138,529	$140,565	$132,435	$401,745	$349,139

Total noninterest income (GAAP)	$38,200	$17,226	$37,293	$33,395	$41,186	$92,719	$115,858
Gain on sale of MSR	—	—	—	—	2,960	—	2,960
Losses on security sales	—	(22,438)	—	—	—	(22,438)	—
Total adjusted noninterest income (non-GAAP)	$38,200	$39,664	$37,293	$33,395	$38,226	$115,157	$112,898

Noninterest expense (GAAP)	$107,669	$109,165	$107,708	$101,582	$101,574	$324,542	$293,873
Amortization of intangibles	1,311	1,369	1,426	1,195	1,251	4,106	3,927
Merger and conversion expense	—	—	—	1,100	—	—	687
Restructuring charges	—	—	—	—	—	—	732
Voluntary reimbursement of certain re-presentment NSF fees	—	—	—	1,255	—	—	—
(Recovery of) provision for unfunded commitments	(700)	(1,000)	(1,500)	183	—	(3,200)	(100)
Total adjusted noninterest expense (non-GAAP)	$107,058	$108,796	$107,782	$97,849	$100,323	$323,636	$288,627

Efficiency ratio (GAAP)	63.96%	72.63%	61.26%	58.39%	58.50%	65.64%	63.20%
Adjusted efficiency ratio (non-GAAP)	63.60%	62.98%	61.30%	56.25%	58.78%	62.61%	62.47%

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Sep 30, 2022	Sep 30, 2023	Sep 30, 2022

Adjusted Net Interest Income and Adjusted Net Interest Margin
Net interest income (FTE) (GAAP)	$130,131	$133,085	$138,529	$140,565	$132,435	$401,745	$349,139
Net interest income collected on problem loans	(820)	364	392	161	78	(64)	2,788
Accretion recognized on purchased loans	1,290	874	885	625	1,317	3,049	4,573
Adjustments to net interest income	$470	$1,238	$1,277	$786	$1,395	$2,985	$7,361
Adjusted net interest income (FTE) (non-GAAP)	$129,661	$131,847	$137,252	$139,779	$131,040	$398,760	$341,778

Net interest margin (GAAP)	3.36%	3.45%	3.66%	3.78%	3.54%	3.49%	3.14%
Adjusted net interest margin (non-GAAP)	3.35%	3.43%	3.63%	3.76%	3.50%	3.47%	3.07%

Adjusted Loan Yield
Loan interest income (FTE) (GAAP)	$183,521	$175,549	$163,970	$147,519	$124,614	$523,040	$329,227
Net interest income collected on problem loans	(820)	364	392	161	78	(64)	2,788
Accretion recognized on purchased loans	1,290	874	885	625	1,317	3,049	4,573
Adjusted loan interest income (FTE) (non-GAAP)	$183,051	$174,311	$162,693	$146,733	$123,219	$520,055	$321,866

Loan yield (GAAP)	6.06%	5.93%	5.68%	5.19%	4.57%	5.89%	4.20%
Adjusted loan yield (non-GAAP)	6.04%	5.89%	5.64%	5.16%	4.52%	5.86%	4.11%
(1) Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items.

###